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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 7, 1997, in the Registration Statement (Form S-1) and the related Prospectus of Endocardial Solutions, Inc. for the registration of 750,000 shares of its common stock.



                                          /s/ Ernst & Young LLP



Minneapolis, Minnesota
January 7, 1997